Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net sales	$6,112	$6,045	$10,604	$10,929
Cost of goods sold	2,918	3,137	5,468	5,908
Research and development expense	357	329	689	645
Selling, general and administrative expenses	1,054	1,045	1,790	1,771
Amortization of intangibles	174	174	351	334
Restructuring and asset related charges - net	92	60	167	93
Other income (expense) - net	(113)	(134)	(212)	(205)
Interest expense	66	82	107	113
Income (loss) from continuing operations before income taxes	1,338	1,084	1,820	1,860
Provision for (benefit from) income taxes on continuing operations	282	204	388	373
Income (loss) from continuing operations after income taxes	1,056	880	1,432	1,487
Income (loss) from discontinued operations after income taxes	—	(163)	47	(171)

Net income (loss)	1,056	717	1,479	1,316

Net income (loss) attributable to noncontrolling interests	3	3	7	7

Net income (loss) attributable to Corteva	$1,053	$714	$1,472	$1,309

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$1.51	$1.23	$2.04	$2.08
Basic earnings (loss) per share of common stock from discontinued operations	—	(0.23)	0.07	(0.24)
Basic earnings (loss) per share of common stock	$1.51	$1.00	$2.11	$1.84

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$1.51	$1.23	$2.03	$2.07
Diluted earnings (loss) per share of common stock from discontinued operations	—	(0.23)	0.07	(0.24)
Diluted earnings (loss) per share of common stock	$1.51	$1.00	$2.10	$1.83

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	695.9	710.8	698.1	711.8
Diluted	698.1	713.7	700.4	714.8

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	June 30, 2024	December 31, 2023	June 30, 2023
Assets
Current assets
Cash and cash equivalents	$1,839	$2,644	$2,563
Marketable securities	120	98	53
Accounts and notes receivable, net	7,615	5,488	7,955
Inventories	4,893	6,899	5,628
Other current assets	892	1,131	1,008
Total current assets	15,359	16,260	17,207
Investment in nonconsolidated affiliates	113	115	83
Property, plant and equipment	9,088	8,956	8,797
Less: Accumulated depreciation	4,933	4,669	4,491
Net property, plant and equipment	4,155	4,287	4,306
Goodwill	10,490	10,605	10,539
Other intangible assets	9,238	9,626	9,985
Deferred income taxes	538	584	524
Other assets	1,571	1,519	1,545
Total Assets	$41,464	$42,996	$44,189

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$2,253	$198	$3,023
Accounts payable	3,300	4,280	3,379
Income taxes payable	488	174	396
Deferred revenue	413	3,406	656
Accrued and other current liabilities	2,499	2,351	2,892
Total current liabilities	8,953	10,409	10,346
Long-term debt	2,471	2,291	2,290
Other noncurrent liabilities
Deferred income tax liabilities	607	899	1,134
Pension and other post employment benefits - noncurrent	2,452	2,467	2,236
Other noncurrent obligations	1,560	1,651	1,722
Total noncurrent liabilities	7,090	7,308	7,382

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at June 30, 2024 - 693,617,000; December 31, 2023 - 701,260,000; and June 30, 2023 - 709,516,000	7	7	7
Additional paid-in capital	27,504	27,748	27,877
Retained earnings (accumulated deficit)	992	(41)	1,013
Accumulated other comprehensive income (loss)	(3,324)	(2,677)	(2,677)
Total Corteva stockholders' equity	25,179	25,037	26,220
Noncontrolling interests	242	242	241
Total equity	25,421	25,279	26,461
Total Liabilities and Equity	$41,464	$42,996	$44,189

Corteva, Inc.
Consolidated Statement of Cash Flows
(Dollars in millions, except per share amounts)

	Six Months Ended June 30,
	2024	2023
Operating activities

Net income (loss)	$1,479	$1,316
(Income) loss from discontinued operations after income taxes	(47)	171
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Depreciation and amortization	619	593
Provision for (benefit from) deferred income tax	(303)	(129)
Net periodic pension and OPEB (credits) costs	82	71
Pension and OPEB contributions	(95)	(91)
Net (gain) loss on sales of property, businesses, consolidated companies, and investments	(17)	(1)
Restructuring and asset related charges - net	167	93
Other net loss	245	192
Changes in operating assets and liabilities, net
Accounts and notes receivable	(2,427)	(1,892)
Inventories	1,783	1,320
Accounts payable	(913)	(1,560)
Deferred revenue	(2,978)	(2,758)
Other assets and liabilities	406	195
Cash provided by (used for) operating activities - continuing operations	(1,999)	(2,480)
Cash provided by (used for) operating activities - discontinued operations	(159)	(19)
Cash provided by (used for) operating activities	(2,158)	(2,499)
Investing activities
Capital expenditures	(262)	(250)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	20	34
Acquisitions of businesses - net of cash acquired	—	(1,463)
Investments in and loans to nonconsolidated affiliates	—	(4)
Purchases of investments	(136)	(7)
Proceeds from sales and maturities of investments	65	106
Proceeds from settlement of net investment hedge	15	42
Other investing activities, net	(7)	(2)
Cash provided by (used for) investing activities	(305)	(1,544)
Financing activities
Net change in borrowings (less than 90 days)	628	885
Proceeds from debt	2,559	3,427
Payments on debt	(943)	(372)
Repurchase of common stock	(504)	(332)
Proceeds from exercise of stock options	28	26
Dividends paid to stockholders	(223)	(213)
Other financing activities, net	(27)	(42)
Cash provided by (used for) financing activities	1,518	3,379
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	(72)	9
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	(1,017)	(655)
Cash, cash equivalents and restricted cash equivalents at beginning of period	3,158	3,618
Cash, cash equivalents and restricted cash equivalents at end of period	$2,141	$2,963

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
SEGMENT NET SALES - SEED	2024	2023	2024	2023
Corn	$2,683	$2,673	$4,770	$4,652
Soybean	1,317	1,255	1,609	1,524
Other oilseeds	186	194	431	495
Other	145	142	272	288
Seed	$4,331	$4,264	$7,082	$6,959

	Three Months Ended June 30,		Six Months Ended June 30,
SEGMENT NET SALES - CROP PROTECTION	2024	2023	2024	2023
Herbicides	$946	$986	$1,832	$2,228
Insecticides	415	331	788	740
Fungicides	250	252	545	611
Other	170	212	357	391
Crop Protection	$1,781	$1,781	$3,522	$3,970

	Three Months Ended June 30,		Six Months Ended June 30,
GEOGRAPHIC NET SALES - SEED	2024	2023	2024	2023
North America [1]	$3,753	$3,696	$5,224	$5,019
EMEA [2]	251	231	1,169	1,243
Latin America	207	208	478	467
Asia Pacific	120	129	211	230
Rest of World [3]	578	568	1,858	1,940
Net Sales	$4,331	$4,264	$7,082	$6,959

	Three Months Ended June 30,		Six Months Ended June 30,
GEOGRAPHIC NET SALES - CROP PROTECTION	2024	2023	2024	2023
North America [1]	$647	$623	$1,263	$1,502
EMEA [2]	422	483	1,092	1,284
Latin America	443	400	687	693
Asia Pacific	269	275	480	491
Rest of World [3]	1,134	1,158	2,259	2,468
Net Sales	$1,781	$1,781	$3,522	$3,970

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024		2024
Net Sales (GAAP)	$6,112		$10,604
Add: Impacts from Currency and Portfolio	60		144
Organic Sales (Non-GAAP)	$6,172		$10,748

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING EBITDA	2024	2023	2024	2023
Seed	$1,698	$1,458	$2,446	$2,110
Crop Protection	255	320	565	923
Corporate Expenses	(36)	(32)	(60)	(56)
Operating EBITDA (Non-GAAP)	$1,917	$1,746	$2,951	$2,977

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Income (loss) from continuing operations after income taxes (GAAP)	$1,056	$880	$1,432	$1,487
Provision for (benefit from) income taxes on continuing operations	282	204	388	373
Income (loss) from continuing operations before income taxes (GAAP)	1,338	1,084	1,820	1,860
Depreciation and amortization	312	306	619	593
Interest income	(25)	(54)	(60)	(94)
Interest expense	66	82	107	113
Exchange (gains) losses[1]	78	104	137	140
Non-operating (benefits) costs[2]	30	44	82	87
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(19)	63	(18)	78
Significant items (benefit) charge[3]	137	117	264	200
Operating EBITDA (Non-GAAP)	$1,917	$1,746	$2,951	$2,977

1.Refer to page A-15 for pre-tax and after tax impacts of exchange (gains) losses.
2.Non-operating (benefits) costs consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the Company as pre-tax income or expense.
3.Refer to page A-10 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q2 2024 vs. Q2 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$81	2%	$83	2%	3%	(1)%	—%	—%
EMEA[2]	(41)	(6)%	7	1%	2%	(1)%	(3)%	(4)%
Latin America	42	7%	41	7%	(7)%	14%	—%	—%
Asia Pacific	(15)	(4)%	(4)	(1)%	1%	(2)%	(3)%	—%
Rest of World	(14)	(1)%	44	3%	(1)%	4%	(2)%	(2)%
Total	$67	1%	$127	2%	2%	—%	—%	(1)%

SEED
	Q2 2024 vs. Q2 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$57	2%	$58	2%	5%	(3)%	—%	—%
EMEA[2]	20	9%	63	27%	8%	19%	(6)%	(12)%
Latin America	(1)	—%	(3)	(1)%	(2)%	1%	1%	—%
Asia Pacific	(9)	(7)%	(7)	(5)%	10%	(15)%	(2)%	—%
Rest of World	10	2%	53	9%	5%	4%	(2)%	(5)%
Total	$67	2%	$111	3%	5%	(2)%	—%	(1)%

CROP PROTECTION
	Q2 2024 vs. Q2 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$24	4%	$25	4%	(5)%	9%	—%	—%
EMEA	(61)	(13)%	(56)	(12)%	(1)%	(11)%	(1)%	—%
Latin America	43	11%	44	11%	(10)%	21%	—%	—%
Asia Pacific	(6)	(2)%	3	1%	(4)%	5%	(3)%	—%
Rest of World	(24)	(2)%	(9)	(1)%	(5)%	4%	(1)%	—%
Total	$—	—%	$16	1%	(5)%	6%	(1)%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q2 2024 vs. Q2 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn[2]	$10	—%	$41	2%	5%	(3)%	(1)%	(1)%
Soybeans	62	5%	62	5%	4%	1%	—%	—%
Other oilseeds[2]	(8)	(4)%	4	2%	2%	—%	(1)%	(5)%
Other	3	2%	4	3%	12%	(9)%	(1)%	—%
Total	$67	2%	$111	3%	5%	(2)%	—%	(1)%

CROP PROTECTION PRODUCT LINE
	Q2 2024 vs. Q2 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$(40)	(4)%	$(34)	(3)%	(5)%	2%	(1)%	—%
Insecticides	84	25%	87	26%	(4)%	30%	(1)%	—%
Fungicides	(2)	(1)%	1	—%	(9)%	9%	(1)%	—%
Other	(42)	(20)%	(38)	(18)%	—%	(18)%	(2)%	—%
Total	$—	—%	$16	1%	(5)%	6%	(1)%	—%
1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.
2.Other during the three months ended June 30, 2023 includes the revenue recognized relating to seed sales associated with the Russia Exit. Refer to schedule A-10 for further detail on significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	First Half 2024 vs. First Half 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(34)	(1)%	$(36)	(1)%	2%	(3)%	—%	—%
EMEA[2]	(266)	(11)%	(96)	(4)%	6%	(10)%	(4)%	(3)%
Latin America	5	—%	(40)	(3)%	(5)%	2%	2%	1%
Asia Pacific	(30)	(4)%	(9)	(1)%	1%	(2)%	(3)%	—%
Rest of World	(291)	(7)%	(145)	(3)%	2%	(5)%	(3)%	(1)%
Total	$(325)	(3)%	$(181)	(2)%	2%	(4)%	(1)%	—%

SEED
	First Half 2024 vs. First Half 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$205	4%	$205	4%	4%	—%	—%	—%
EMEA[2]	(74)	(6)%	65	5%	10%	(5)%	(5)%	(6)%
Latin America	11	2%	(5)	(1)%	2%	(3)%	3%	—%
Asia Pacific	(19)	(8)%	(12)	(5)%	9%	(14)%	(3)%	—%
Rest of World	(82)	(4)%	48	3%	8%	(5)%	(3)%	(4)%
Total	$123	2%	$253	4%	5%	(1)%	(1)%	(1)%

CROP PROTECTION
	First Half 2024 vs. First Half 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(239)	(16)%	$(241)	(16)%	(5)%	(11)%	—%	—%
EMEA	(192)	(15)%	(161)	(13)%	2%	(15)%	(3)%	1%
Latin America	(6)	(1)%	(35)	(5)%	(11)%	6%	1%	3%
Asia Pacific	(11)	(2)%	3	1%	(3)%	4%	(3)%	—%
Rest of World	(209)	(8)%	(193)	(7)%	(2)%	(5)%	(2)%	1%
Total	$(448)	(11)%	$(434)	(11)%	(4)%	(7)%	(1)%	1%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	First Half 2024 vs. First Half 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn[2]	$118	3%	$190	4%	6%	(2)%	(1)%	—%
Soybeans	85	6%	85	6%	4%	2%	—%	—%
Other oilseeds[2]	(64)	(13)%	(5)	(1)%	7%	(8)%	(5)%	(7)%
Other	(16)	(6)%	(17)	(6)%	5%	(11)%	—%	—%
Total	$123	2%	$253	4%	5%	(1)%	(1)%	(1)%

CROP PROTECTION PRODUCT LINE
	First Half 2024 vs. First Half 2023				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$(396)	(18)%	$(389)	(17)%	(4)%	(13)%	(1)%	—%
Insecticides	48	6%	71	10%	(1)%	11%	(4)%	—%
Fungicides	(66)	(11)%	(56)	(9)%	(4)%	(5)%	(2)%	—%
Other	(34)	(9)%	(60)	(15)%	(2)%	(13)%	(2)%	8%
Total	$(448)	(11)%	$(434)	(11)%	(4)%	(7)%	(1)%	1%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.
2.Other during the six months ended June 30, 2023 includes the revenue recognized relating to seed sales associated with the Russia Exit. Refer to schedule A-10 for further detail on significant items.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Seed	$(31)	$(58)	$(47)	$(64)
Crop Protection	(79)	(58)	(176)	(129)
Corporate	(27)	(1)	(41)	(7)
Total significant items before income taxes	$(137)	$(117)	$(264)	$(200)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[8]		($ Per Share)
	2024	2023	2024	2023	2024	2023
1st Quarter
Restructuring and asset related charges, net[1]	$(75)	$(33)	$(56)	$(25)	$(0.08)	$(0.03)
Estimated settlement expense[2]	(54)	(49)	(41)	(37)	(0.06)	(0.05)
Inventory write-offs[3]	—	(4)	—	(4)	—	(0.01)
Gain (loss) on sale of assets and equity investments[3]	4	3	3	1	0.01	—
Seed sale associated with Russia Exit[3]	—	19	—	14	—	0.02
Acquisition-related costs[4]	(2)	(19)	(1)	(17)	—	(0.02)
1st Quarter — Total	$(127)	$(83)	$(95)	$(68)	$(0.13)	$(0.09)
2nd Quarter
Restructuring and asset related charges, net[1]	$(92)	$(60)	$(69)	$(45)	$(0.10)	$(0.06)
Estimated settlement expense[2]	(47)	(41)	(36)	(31)	$(0.05)	$(0.04)
Inventory write-offs[3]	2	(3)	2	(3)	—	—
Gain (loss) on sale of assets and equity investments[3]	3	—	2	—	—	—
Seed sale associated with Russia Exit[3]	—	(1)	—	(1)	—	(0.01)
Acquisition-related costs[4]	(3)	(15)	(2)	(12)	—	(0.02)
Employee retention credit[5]	—	3	—	2	—	—
Income tax items[6]	—	—	—	29	—	0.04
2nd Quarter — Total	$(137)	$(117)	$(103)	$(61)	$(0.15)	$(0.09)

Year-to-date Total[7]	$(264)	$(200)	$(198)	$(129)	$(0.28)	$(0.18)

1.Second and first quarter 2024 includes restructuring and asset related benefits (charges) of $(92) and $(75), respectively. The charges relate to a $(57) and $(55) charge for the second and first quarter, respectively, primarily associated with the Crop Protection Operations Strategy Restructuring Program and a $(35) and $(20) charge for the second and first quarter, respectively, related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits.

Second and first quarter 2023 includes restructuring and asset related benefits (charges) of $(60) and $(33), respectively. The charges primarily relate to a $(52) and $(16) charge for the second and first quarter, respectively, related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits and a $(7) and $(11) charge for the first and second quarter, respectively, associated with the 2022 Restructuring Actions.

2.Second and first quarter 2024 included estimated Lorsban® related charges of $(47) and $(54), respectively. Second and first quarter 2023 included estimated Lorsban® related charges of $(41) and $(49), respectively.

3.Second and first quarter 2024 includes a benefit of $3 and $4, respectively, related to the 2022 Restructuring Actions consisting of a gain on the sale of assets. Second quarter of 2024 also includes a $2 benefit associated with sales of inventory previously reserved for in association with the 2022 Restructuring Actions.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)
Second and first quarter 2023 includes a benefit (charge) of $(1) and $19, respectively, relating to the sale of seeds already under production in Russia when the decision to exit the country was made and that the Company was contractually required to purchase, which consisted of $30 and $41 of net sales and $31 and $22 of cost of goods sold, respectively. Second quarter 2023 also includes a charge of $(3) associated with activities related to the 2022 Restructuring Actions consisting of inventory write offs. First quarter 2023 also includes a benefit (charge) of $(11) and $(4) associated with activities related to the 2022 Restructuring Actions consisting of a loss on the sale of the Company's interest in an equity investment and inventory write-offs.

4.Second and first quarter 2024 includes acquisition-related costs relating to third-party integration costs associated with the completed acquisitions of Stoller and Symborg.

Second and first quarter 2023 includes acquisition-related costs relating to transaction and third-party integration costs associated with the completed acquisitions of Stoller and Symborg and the recognition of the inventory fair value step-up.

5.Second quarter 2023 includes a benefit of $3 relating to an adjustment due to a change in estimate related to the Employee Retention Credit that the Company earned pursuant to the Coronavirus Aid, Relief, and Economic Security ("CARES") Act as enhanced by the Consolidated Appropriations Act ("CAA") and American Rescue Plan Act ("ARPA").

6.Second quarter 2023 includes a tax benefit of $29 related to the impact of changes to deferred taxes associated with a tax currency change for a legal entity and an adjustment due to a change in estimate related to a worthless stock deduction in the U.S.

7.Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.

8.Unless specifically addressed in the notes above, the income tax effect on significant items was calculated based upon the enacted laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings (loss) per share from continuing operations – diluted, excluding non-operating (benefits) costs, amortization of intangibles (existing as of Separation), net unrealized gain or loss from mark-to-market activity on certain foreign currency derivative instruments that do not qualify for hedge accounting, and significant items.

	Three Months Ended June 30,
	2024	2023	2024	2023
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	$1,053	$877	$1.51	$1.23
Less: Non-operating benefits (costs), after tax [1]	(21)	(35)	(0.03)	(0.04)
Less: Amortization of intangibles (existing as of Separation), after tax	(118)	(118)	(0.16)	(0.17)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	15	(48)	0.02	(0.07)
Less: Significant items benefit (charge), after tax	(103)	(61)	(0.15)	(0.09)
Operating Earnings (Loss) (Non-GAAP)[2]	$1,280	$1,139	$1.83	$1.60

	Six Months Ended June 30,
	2024	2023	2024	2023
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	$1,425	$1,480	$2.03	$2.07
Less: Non-operating benefits (costs), after tax [1]	(61)	(68)	(0.09)	(0.10)
Less: Amortization of intangibles (existing as of Separation), after tax	(235)	(236)	(0.34)	(0.33)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	14	(59)	0.02	(0.08)
Less: Significant items benefit (charge), after tax	(198)	(129)	(0.28)	(0.18)
Operating Earnings (Loss) (Non-GAAP)[2]	$1,905	$1,972	$2.72	$2.76

1.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the Company as pre-tax income or expense.

2.Refer to page A-14 for the Non-GAAP reconciliation of operating EBITDA to operating earnings (loss) per share.

Corteva, Inc.
Operating EBITDA to Operating Earnings (Loss) Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Operating EBITDA (Non-GAAP)[1]	$1,917	$1,746	$2,951	$2,977
Depreciation	(138)	(132)	(268)	(259)
Amortization of intangibles (post Separation)	(20)	(19)	(43)	(25)
Interest Income	25	54	60	94
Interest Expense	(66)	(82)	(107)	(113)
(Provision for) benefit from income taxes on continuing operations before significant items, non-operating benefits (costs), amortization of intangibles (existing as of Separation), mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)[1]	(387)	(334)	(581)	(579)
Base income tax rate from continuing operations (Non-GAAP)[1]	22.5%	21.3%	22.4%	21.7%
Exchange gains (losses), after tax[2]	(48)	(91)	(100)	(116)
Net (income) loss attributable to non-controlling interests	(3)	(3)	(7)	(7)
Operating Earnings (Loss) (Non-GAAP)[1]	$1,280	$1,139	$1,905	$1,972
Diluted Shares (in millions)	698.1	713.7	700.4	714.8
Operating Earnings (Loss) Per Share (Non-GAAP)[1]	$1.83	$1.60	$2.72	$2.76

1.Refer to pages A-5 through A-9, A-12 and A-14 for Non-GAAP reconciliations.
2.Refer to page A-15 for pre-tax and after tax impacts of exchange gains (losses).

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and non-operating (benefits) costs.

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Income (loss) from continuing operations before income taxes (GAAP)	$1,338	$1,084	1,820	$1,860
Add: Significant items (benefit) charge [1]	137	117	264	200
Non-operating (benefits) costs	30	44	82	87
Amortization of intangibles (existing as of Separation)	154	155	308	309
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(19)	63	(18)	78
Less: Exchange gains (losses)[2]	(78)	(104)	(137)	(140)
Income (loss) from continuing operations before income taxes, significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$1,718	$1,567	$2,593	$2,674

Provision for (benefit from) income taxes on continuing operations (GAAP)	$282	$204	$388	$373
Add: Tax benefits on significant items (benefit) charge[1]	34	56	66	71
Tax expenses on non-operating (benefits) costs	9	9	21	19
Tax benefits on amortization of intangibles (existing as of Separation)	36	37	73	73
Tax benefits on mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(4)	15	(4)	19
Tax benefits on exchange gains (losses)[2]	30	13	37	24
Provision for (benefit from) income taxes on continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$387	$334	$581	$579

Effective income tax rate (GAAP)	21.1%	18.8%	21.3%	20.1%
Significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	0.7%	3.0%	0.9%	1.8%
Tax rate from continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	21.8%	21.9%	22.2%	21.8%
Exchange gains (losses), net effect[2]	0.7%	(0.5)%	0.2%	(0.2)%
Base income tax rate from continuing operations (Non-GAAP)	22.5%	21.3%	22.4%	21.7%

1. See page A-10 for further detail on the Significant Items.
2. See page A-15 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains (Losses)
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gain (loss)	$(66)	$(48)	$(43)	$(78)
Local tax (expenses) benefits	28	(1)	18	8
Net after tax impact from subsidiary exchange gain (loss)	$(38)	$(49)	$(25)	$(70)

Hedging Program Gain (Loss)
Pre-tax exchange gain (loss)	$(12)	$(56)	$(94)	$(62)
Tax (expenses) benefits	2	14	19	16
Net after tax impact from hedging program exchange gain (loss)	$(10)	$(42)	$(75)	$(46)

Total Exchange Gain (Loss)
Pre-tax exchange gain (loss)	$(78)	$(104)	$(137)	$(140)
Tax (expenses) benefits	30	13	37	24
Net after tax exchange gain (loss)	$(48)	$(91)	$(100)	$(116)

Non-Controlling Interest Adjustment	$—	$—	$1	$—

Net after-tax exchange gain (loss) attributable to Corteva	$(48)	$(91)	$(99)	$(116)

As shown above, the "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program Gain (Loss)."

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Free Cash Flow (Non-GAAP)
Free Cash Flow is defined as cash provided by (used for) operating activities – continuing operations, less capital expenditures.

Twelve Months Ended December 31, 2023

Cash provided by (used for) operating activities - continuing operations (GAAP)	$1,809
Less: Capital expenditures	(595)
Free Cash Flow (Non-GAAP)	$1,214

	Twelve Months Ended December 31, 2024[1]
	Low End	High End
Cash provided by (used for) operating activities - continuing operations (GAAP)	$2,130	$2,630
Less: Capital expenditures	(630)	(630)
Free Cash Flow (Non-GAAP)	$1,500	$2,000

1.This represents the reconciliation of the Company's range provided for its forward-looking non-GAAP financial measure relating to Free Cash Flow.